UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-07261

CREDIT SUISSE TRUST
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

John G. Popp Credit Suisse Trust One Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	December 31st

Date of reporting period:	January 1, 2012 to December 31, 2012

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

December 31, 2012

■  CREDIT SUISSE TRUST
  COMMODITY RETURN STRATEGY
  PORTFOLIO

Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Portfolio's investment objective, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. The Portfolio is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2012; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report
December 31, 2012 (unaudited)

February 1, 2013

We are pleased to present this Annual Report covering the activities of the Credit Suisse Trust — Commodity Return Strategy Portfolio for the twelve-month period ended December 31, 2012.

Dear Shareholder:

For the year ended December 31, 2012, the Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") total return decreased 2.09%.1 Its benchmark, the Dow Jones-UBS Commodity Index Total Return2 ("DJ-UBS Index") lost 1.06% and the S&P 500 Index3 gained 16.00%.

Market Review: Commodities Down Slightly for the Year

For the twelve-month period ended December 31, 2012 commodities decreased slightly as a result of disappointing growth momentum. Although markets were largely focused on the looming U.S. fiscal cliff toward the end of the year, the United States managed to avert economic calamity with lawmakers approving a deal on January 1, 2013. Ten of the 20 constituents within the DJ-UBS Index, the Fund's benchmark, traded lower over the year.

Energy was the worst performing sector for the year, down 9.36%, as natural gas led the sector lower due to increasing supplies from shale gas production. WTI crude oil also weighed on the sector as the price differential to Brent crude oil widened following supply bottlenecks in Cushing, Oklahoma and continued production declines in the North Sea. Livestock decreased 3.54% for the period with supplies increasing as herds were brought to slaughter sooner due to higher feed costs. And, industrial metals ended the year slightly higher, up 0.67% on the back of additional government support. In the third quarter, Ben Bernanke unveiled a Federal Reserve plan to buy $40 billion in mortgage-backed securities per month and gave no indications when quantitative easing might end. China also announced government intervention, as it sought to stockpile 200,000 tons of aluminum, 20,000 tons of copper and 50,000 tons of zinc in an effort to keep smelters running in certain provinces, while supporting local economic performance and the incumbent tax revenues.

Agriculture was up 3.98% for the year as an exceptionally warm and dry summer in the U.S. Midwest drove grains performance. Corn was one of the top performers in the sector as the new crop entered the key growing season amid exceptionally challenging weather conditions. Precious metals ended the year 6.29% higher as both gold and silver gained on central bank pledges for further stimulus and market support efforts.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2012 (unaudited)

Strategic Fund Review and Outlook: Opportunities in 2013

The Portfolio seeks total return and is designed to achieve positive total return relative to the performance of the DJ-UBS Index. To do so, the Portfolio invests in commodity-linked derivative instruments and fixed income securities. The DJ-UBS Index, the Portfolio's benchmark, is a broadly diversified futures index composed of futures contracts on 20 physical commodities. The DJ-UBS Index is weighted among commodity sectors using dollar-adjusted liquidity and production data and is rebalanced as of the beginning of each calendar year.

The Portfolio gains exposure to commodity markets by investing in commodity index-linked structured notes whose principal and/or coupon payments are linked to the DJ-UBS Index and, by investment in its wholly-owned subsidiary (the "Subsidiary"), primarily through commodity index-linked swap agreements on the DJ-UBS Index, but also futures contracts on individual commodities.

For the annual period ended December 31, 2012, the Portfolio underperformed the benchmark by 0.10%, gross of fees (-0.94%, net of fees). Roll and spread-based commodity strategies detracted 0.25% versus the benchmark, while the management of the underlying cash added 0.15%. Within the Portfolio's commodity exposure, forward curve positioning in the agricultural and livestock sectors detracted from performance, while positioning in energy had a positive impact on performance. This was implemented through favorable structuring of commodity-linked swaps and structured notes. Within the fixed income portion of the Portfolio, the team maintained exposure to U.S. Treasury and Agency debt. This modest positioning also contributed to outperformance through a rally in floating rate holdings and overweight duration amid a supply shortage and an interest rate rally that benefited positions slightly farther out the curve.

For the year, coffee experienced the largest decline, losing 41.59%, due to strong production in Brazil during the 2012 harvest that resulted in ample supplies. Rains toward the end of the year also improved the forecast for Brazil's next harvest in 2013—the "off" year in its biennial cycle of Arabica production. Sugar declined 12.95%, as heavy rains in Brazil and improvement in monsoon rains in India increased production expectations.

Natural gas was down 30.64%, following record warm winter temperatures across the United States and continued strong production in the beginning of 2012. Inventories at the start of the 2012 injection season were at the highest level on record. Gasoline posted the largest gain, up 25.68%, as a result of refinery outages in the first quarter of 2012 and strong export demand that contributed to declining U.S. inventories and strong margins for domestic refiners.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2012 (unaudited)

Venezuela's largest oil refinery also caught fire toward the end of the year, leading to potentially greater U.S. exports of refined products to make up for the production shortfall.

Soybeans increased, up 23.96%, buoyed by strength in U.S. export demand, downward revisions to South American production, and an already tight supply/demand balance in the United States and around the world. Corn also increased, up 19.01%. Initially, it was supported by lower than expected ending stocks — later on, it was supported by the Midwest drought that led to deteriorating crop prospects and lowered yield expectations.

The rate of global growth will be a determining factor in commodity performance in the year ahead. Recent evidence continues to suggest that global growth may have troughed and points to the possibility of a modest rebound over the course of the year. Specifically, the Chinese Purchasing Managers Index ("PMI") suggests that the Chinese recovery continues to gather momentum, while U.S. industrial production rebounded in November after declines in previous months. Even in the Eurozone, recent economic surveys suggest that the rate of contraction has bottomed out.

While significant challenges remain, the resilience of markets to the most recent round of risk events (e.g., the U.S. fiscal cliff, sovereign debt issues, etc.) suggests that the acute phase of the crisis may be coming to an end. Consequently, commodities as an asset class may provide good opportunities for investors in 2013.

Commodities may benefit from a rebound in global growth along with continued low interest rates. Additionally, commodities have historically outperformed during periods of higher inflation and it is possible that inflation may overshoot expectations if economic activity begins to pick up more robustly than anticipated. Further, commodities may also continue to provide exposure to "tail risk" events on the supply side, with the energy and agriculture sectors remaining particularly vulnerable. Overall, we believe investors will continue to derive the long-term diversification benefits that commodities provide.

The Credit Suisse Commodities Management Team

Nelson Louie
Christopher Burton

This Portfolio is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2012 (unaudited)

and may therefore be subject to greater volatility. The Portfolio's investment in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investment in traditional securities, particularly in investments involving leverage.

The use of derivatives such as commodity-linked structured notes, swaps and futures entails substantial risks, including risk of loss of a significant portion of their principal value, lack of a secondary market, increased volatility, correlation risk, liquidity risk, interest-rate risk, market risk, credit risk, valuation risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative's cost. At any time, the risk of loss of any individual security held by the Portfolio could be significantly higher than 50% of the security's value. For a detailed discussion of these and other risks, please refer to the Portfolio's prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2012 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Commodity Return Strategy Portfolio1 and the
Dow Jones-UBS Commodity Index Total Return2,4
from Inception (2/28/06).

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2012 (unaudited)

Average Annual Returns as of December 31, 20121

1 Year	5 Years	Since Inception
(2.09)%	(4.60)%	(0.21)%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

The annualized gross expense ratio is 1.20%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.05%.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Dow Jones-UBS Commodity Index Total Return is composed of futures contracts on 20 physical commodities. An index does not have transactions costs; investors may not invest directly in an index.

3  The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of The McGraw-Hill Companies, Inc. An index does not have transaction costs; investors may not invest directly in an index.

4  Performance for the benchmark is not available for the period beginning February 28, 2006. For that reason, performance for the benchmark is shown for the period beginning March 1, 2006.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2012 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2012.

The table illustrates your Portfolio's expenses in two ways:

•  Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•  Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2012 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended December 31, 2012

Actual Portfolio Return
Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,024.90
Expenses Paid per $1,000*	$5.34
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,019.86
Expenses Paid per $1,000*	$5.33
Annualized Expense Ratio*	1.05%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 366.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratio" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

Sector Breakdown*

United States Agency Obligations	68.42%
United States Treasury Obligations	16.00%
Commodity Indexed Structured Notes	14.13%
Short-term Investments	1.45%
Total	100.00%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments
December 31, 2012

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
COMMODITY INDEXED STRUCTURED NOTES (13.6%)
$4,500	BNP Paribas, Commodity Index Linked Senior Unsecured Notes#	(A+, A2)	03/27/13	0.310	$3,648,150
1,500	Deutsche Bank AG London, Commodity Index Linked Senior Unsecured Notes#	(A+, A2)	01/11/13	0.061	1,447,200
2,600	Deutsche Bank AG London, Commodity Index Linked Senior Unsecured Notes#	(A+, A2)	01/29/14	0.051	2,497,820
5,400	International Bank for Reconstruction & Development#	(AAA, Aaa)	12/20/13	0.310	5,162,538
TOTAL COMMODITY INDEXED STRUCTURED NOTES (Cost $14,000,000)					12,755,708
UNITED STATES AGENCY OBLIGATIONS (66.1%)
3,000	Fannie Mae Discount Notes	(AA+, Aaa)	02/19/13	0.127	2,999,480
2,000	Fannie Mae Discount Notes	(AA+, Aaa)	04/01/13	0.140	1,999,704
1,000	Federal Farm Credit Banks#	(AA+, Aaa)	05/21/14	0.250	1,000,472
2,000	Federal Farm Credit Banks#	(AA+, Aaa)	05/19/14	0.420	2,005,772
2,305	Federal Farm Credit Banks#	(AA+, Aaa)	05/29/14	0.450	2,312,719
1,700	Federal Farm Credit Banks#	(AA+, Aaa)	10/14/14	0.280	1,701,144
1,000	Federal Farm Credit Banks#	(AA+, Aaa)	12/11/14	0.300	1,000,935
1,000	Federal Farm Credit Banks#	(AA+, Aaa)	01/26/15	0.260	1,000,309
2,000	Federal Farm Credit Banks#	(AA+, Aaa)	01/28/15	0.200	2,000,102
2,500	Federal Farm Credit Banks#	(AA+, Aaa)	02/13/15	0.241	2,502,085
3,000	Federal Farm Credit Banks#	(AA+, Aaa)	03/20/15	0.236	3,001,983
1,500	Federal Farm Credit Banks#	(AA+, Aaa)	05/05/15	0.310	1,502,273
2,000	Federal Farm Credit Banks#	(AA+, Aaa)	06/22/15	0.231	2,000,594
2,500	Federal Farm Credit Banks#	(AA+, Aaa)	07/20/15	0.241	2,501,162
3,000	Federal Home Loan Banks#	(AA+, Aaa)	03/15/13	0.400	3,001,515
1,000	Federal Home Loan Banks#	(AA+, Aaa)	04/05/13	0.360	1,000,050
1,000	Federal Home Loan Banks	(AA+, Aaa)	04/12/13	0.240	1,000,403
2,000	Federal Home Loan Banks	(AA+, Aaa)	05/17/13	0.320	2,001,686
2,000	Federal Home Loan Banks	(AA+, Aaa)	11/08/13	0.290	2,002,292
2,000	Federal Home Loan Banks#	(AA+, Aaa)	11/25/13	0.260	2,001,268
2,000	Federal Home Loan Banks#	(AA+, Aaa)	06/11/14	0.310	2,002,794
1,000	Federal Home Loan Banks	(AA+, Aaa)	06/13/14	2.500	1,032,958
2,000	Federal Home Loan Discount Notes	(AA+, Aaa)	04/15/13	0.155	1,999,656
4,000	Federal Home Loan Mortgage Corp.#	(AA+, Aaa)	03/21/13	0.171	4,000,292
1,000	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	10/15/13	0.500	1,002,709
1,500	Federal Home Loan Mortgage Corp.§	(AA+, Aaa)	12/23/13	0.625	1,506,426
2,000	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	01/15/14	4.500	2,089,382
500	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	12/03/14	0.320	500,425
1,000	Federal National Mortgage Association	(AA+, Aaa)	02/26/13	0.750	1,000,789
1,000	Federal National Mortgage Association#	(AA+, Aaa)	08/09/13	0.380	1,001,311
3,000	Federal National Mortgage Association#	(AA+, Aaa)	11/08/13	0.183	3,000,471
1,600	Federal National Mortgage Association#	(AA+, Aaa)	09/11/14	0.192	1,600,304
1,000	Freddie Mac Discount Notes	(AA+, Aaa)	03/13/13	0.150	999,922
1,500	Freddie Mac Discount Notes	(AA+, Aaa)	08/20/13	0.148	1,498,851
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $61,724,134)					61,772,238

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2012

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES TREASURY OBLIGATIONS (15.5%)
$1,500	United States Treasury Bill§	(AA+, Aaa)	06/27/13	0.130	$1,499,212
3,000	United States Treasury Notes§	(AA+, Aaa)	02/28/13	0.625	3,002,107
3,000	United States Treasury Notes§	(AA+, Aaa)	05/15/13	1.375	3,014,415
3,000	United States Treasury Notes§	(AA+, Aaa)	05/31/13	0.500	3,005,274
1,700	United States Treasury Notes	(AA+, Aaa)	01/31/14	0.250	1,701,328
2,200	United States Treasury Notes	(AA+, Aaa)	02/15/14	1.250	2,225,868
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $14,442,972)					14,448,204
Number of Shares
SHORT-TERM INVESTMENTS (10.6%)
8,582,140	State Street Navigator Prime Portfolio, 0.26%§§				8,582,140
Par (000)
$1,312	State Street Bank and Trust Co. Euro Time Deposit		01/02/13	0.010	1,312,000
TOTAL SHORT-TERM INVESTMENTS (Cost $9,894,140)					9,894,140

TOTAL INVESTMENTS AT VALUE (105.8%) (Cost $100,061,246)	98,870,290
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.8%)	(5,435,007)
NET ASSETS (100.0%)	$93,435,283

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

#  Variable rate obligations — The interest rate is the rate as of December 31, 2012.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at December 31, 2012.

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statement of Assets and Liabilities
December 31, 2012

Assets
Investments at value, including collateral for securities on loan of $8,582,140 (Cost $100,061,246) (Note 2)	$98,870,290[1]
Cash segregated at brokers for futures contracts and swap contracts	3,215,763
Interest receivable	101,365
Receivable for portfolio shares sold	21,692
Variation margin receivable (Note 2)	2,080
Prepaid expenses and other assets	4,822
Total Assets	102,216,012
Liabilities
Advisory fee payable (Note 3)	39,322
Administrative services fee payable (Note 3)	10,802
Shareholder servicing/Distribution fee payable (Note 3)	20,128
Payable upon return of securities loaned (Note 2)	8,582,140
Payable for portfolio shares redeemed	16,895
Unrealized depreciation on open swap contracts	3,206
Due to custodian	1,357
Other accrued expenses payable	106,879
Total Liabilities	8,780,729
Net Assets
Capital stock, $.001 par value (Note 6)	13,332
Paid-in capital (Note 6)	96,469,023
Accumulated net realized loss on investments, futures contracts and swap contracts	(1,733,537)
Net unrealized depreciation from investments, futures contracts and swap contracts	(1,313,535)
Net Assets	$93,435,283
Shares outstanding	13,332,249
Net asset value, offering price and redemption price per share	$7.01

1  Including $8,408,545 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statement of Operations
For the Year Ended December 31, 2012

Investment Income (Note 2)
Interest	$253,437
Securities lending	4,470
Total investment income	257,907
Expenses
Investment advisory fees (Note 3)	518,183
Administrative services fees (Note 3)	115,734
Shareholder servicing/Distribution fees (Note 3)	259,092
Legal fees	126,650
Audit and tax fees	71,702
Trustees' fees	68,192
Printing fees (Note 3)	53,496
Custodian fees	12,558
Transfer agent fees	9,141
Insurance expense	3,879
Commitment fees (Note 4)	392
Miscellaneous expense	8,576
Total expenses	1,247,595
Less: fees waived (Note 3)	(159,411)
Net expenses	1,088,184
Net investment loss	(830,277)
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Swap Contracts
Net realized loss from investments	(262,758)
Net realized gain from futures contracts	468,915
Net realized loss from swap contracts	(1,008,129)
Net change in unrealized appreciation (depreciation) from investments	(396,408)
Net change in unrealized appreciation (depreciation) from futures contracts	(123,977)
Net change in unrealized appreciation (depreciation) from swap contracts	174,351
Net realized and unrealized loss from investments, futures contracts and swap contracts	(1,148,006)
Net decrease in net assets resulting from operations	$(1,978,283)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31,
	2012	2011
From Operations
Net investment loss	$(830,277)	$(1,106,178)
Net realized gain (loss) from investments, futures contracts and swap contracts	(801,972)	5,226,390
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	(346,034)	(21,021,444)
Net decrease in net assets resulting from operations	(1,978,283)	(16,901,232)
From Dividends
Dividends from net investment income	—	(3,160,655)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	4,612,551	20,003,630
Reinvestment of dividends	—	3,159,123
Net asset value of shares redeemed	(19,886,566)	(16,738,527)
Net increase (decrease) in net assets from capital share transactions	(15,274,015)	6,424,226
Net decrease in net assets	(17,252,298)	(13,637,661)
Net Assets
Beginning of year	110,687,581	124,325,242
End of year	$93,435,283	$110,687,581
Undistributed net investment income	$—	$386,517

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of year	$7.16	$8.40	$7.66	$7.11	$11.58
INVESTMENT OPERATIONS
Net investment income (loss)[1]	(0.06)	(0.07)[3]	(0.06)[3]	(0.04)[3]	0.15[3]
Net gain (loss) on investments, futures contracts and swap contracts (both realized and unrealized)	(0.09)	(0.97)[3]	1.33[3]	1.43[3]	(3.80)[3]
Total from investment operations	(0.15)	(1.04)	1.27	1.39	(3.65)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	—	(0.20)	(0.53)	(0.84)	(0.15)
Distributions from net realized gains	—	—	—	—	(0.67)
Total dividends and distributions	—	(0.20)	(0.53)	(0.84)	(0.82)
Net asset value, end of year	$7.01	$7.16	$8.40	$7.66	$7.11
Total return[2]	(2.09)%	(12.65)%	16.66%	19.48%	(33.72)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$93,435	$110,688	$124,325	$108,211	$69,919
Ratio of expenses to average net assets	1.05%	1.05%[3]	0.95%[3]	0.95%[3]	0.95%[3]
Ratio of net investment income (loss) to average net assets	(0.80)%	(0.86)%[3]	(0.75)%[3]	(0.52)%[3]	1.35%[3]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.15%	0.01%[3]	0.14%[3]	0.25%[3]	0.11%[3]
Portfolio turnover rate	84%	165%	118%	53%	140%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

3  Effective December 31, 2012, the Portfolio began reporting operations of its wholly-owned subsidiary on a consolidated basis. Had the Portfolio reported on a consolidated basis in prior periods, ratio of expenses to average net assets without fee waivers and/or expense reimbursements would have increased by 0.03%, 0.03%, 0.06% and 0.04% for the years ended December 31, 2008, 2009, 2010, and 2011, respectively. The ratio of expenses to average net assets with fee waivers and/or expense reimbursements would have increased by 0.00%, 0.00%, 0.00% and 0.00%, respectively for the same time period. The ratio of net investment income (loss) to average net assets would have increased by 0.23%, 0.07%, 0.04% and 0.03% for the years ended December 31, 2008, 2009, 2010 and 2011, respectively. This change did not have material impact to net investment income (loss) per share or net realized and unrealized gain (loss) per share.

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements
December 31, 2012

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which currently offers the Commodity Return Strategy Portfolio (the "Portfolio"). The Portfolio is a non-diversified open-end management investment company that seeks total return. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995. The Portfolio intends to gain exposure to commodities derivatives through investing in a wholly-owned subsidiary, Credit Suisse Cayman Commodity Fund II, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary invests in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary is managed by the same portfolio managers that manage the Portfolio. As of December 31, 2012, the Portfolio held $16,464,080 in the Subsidiary, representing 17.6% of the Portfolio's net assets.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Equity investments are generally categorized as Level 1. Futures contracts are valued at the settlement prices established each day on the exchange on which they are traded and are generally categorized as Level 1. Investments in open-end investment companies are valued at their net asset value each business day and are generally categorized as Level 1. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2012

Note 2. Significant Accounting Policies

matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Debt securities are generally categorized as Level 2. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index and are generally categorized as Level 2. Time Deposits are valued at cost and are generally categorized as Level 2. Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract and are generally categorized as Level 2. Securities, structured note agreements, swaps, futures contracts and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees and are generally categorized as Level 3. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Trust to calculate its net asset value may differ from quoted or published prices for the same securities.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("GAAP"), the Portfolio discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2012

Note 2. Significant Accounting Policies

developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. In accordance with the Portfolio's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Portfolio's investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Commodity Indexed Structured Notes	$—	$12,755,708	$—	$12,755,708
United States Agency Obligations	—	61,772,238	—	61,772,238
United States Treasury Obligations	—	14,448,204	—	14,448,204
Short-Term Investments	8,582,140	1,312,000	—	9,894,140
Other Financials Instruments*
Futures	(119,373)	—	—	(119,373)
Swap Contracts	—	(3,206)	—	(3,206)
	$8,462,767	$90,284,944	$—	$98,747,711

*Other financial instruments include futures and swap contracts.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2012

Note 2. Significant Accounting Policies

The Portfolio adopted FASB amendments to authoritative guidance which require the Portfolio to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the year ended December 31, 2012, there were no transfers in and out of Level 1, Level 2 and Level 3.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Portfolio adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Portfolio disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a portfolio's financial position, financial performance, and cash flows. The Portfolio has not entered into any derivative or hedging activities during the period covered by this report. However, the Portfolio does invest indirectly in derivative instruments through the Subsidiary.

Fair Values of Derivative Instruments as of December 31, 2012

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
	Unrealized appreciation on futures contracts	$92,413	*	Unrealized depreciation on futures contracts	$211,786	*
Commodity Index Return Contracts	Unrealized appreciation on swap contracts	13,710		Unrealized depreciation on swap contracts	16,916
		$106,123			$228,702

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations

	Location	Realized Gain/Loss	Location	Unrealized Appreciation/ Depreciation
	Net realized loss from swap contracts	$(1,008,129)	Net change in unrealized appreciation (depreciation) from swap contracts	$174,351
Commodity Index Return Contracts	Net realized gain from futures contracts	468,915	Net change in unrealized appreciation (depreciation) from futures contracts	(123,977)
		$(539,214)		$50,374

The notional amount of futures contracts and swap contracts at year end are reflected in the Notes to Financial Statements. The notional amounts of long

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2012

Note 2. Significant Accounting Policies

and short open positions of futures contracts and swap contracts at each month end throughout the reporting period averaged approximately 4.7% and 59.6%, respectively of net assets of the Portfolio.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Portfolio amortizes premiums and accretes discounts using the effective interest method. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). The Portfolio may seek to track the performance of the Dow Jones-UBS Commodity Index Total Return ("DJ-UBS Index") through investing in structured notes designed to track the performance of the DJ-UBS Index. The Portfolio has received a private letter ruling from the IRS which confirms that the Portfolio's use of certain types of structured notes designed to track the performance of the DJ-UBS Index produce Qualifying Income. In addition, the Portfolio may, through its investment in the Subsidiary, seek to track the performance of the DJ-UBS Index

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2012

Note 2. Significant Accounting Policies

by the Subsidiary's investments in commodity-linked swaps and/or futures contracts. The Portfolio has obtained a private letter ruling from the IRS that its investment in the Subsidiary will produce Qualifying Income. If the Portfolio is unable to ensure continued qualification as a RIC, the Portfolio may be required to change its investment objective, policies or techniques, or may be liquidated. If the Portfolio fails to qualify as a RIC, the Portfolio will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Portfolio would be subject to the risk of diminished returns. If the Portfolio should fail to qualify as a RIC, it would be considered as a single investment, which may result in variable contracts invested in the Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the variable contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if they become adequately diversified.

The Portfolio adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Portfolio has reviewed its current tax positions and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. The consolidated financial statements include the accounts of the Portfolio and the Subsidiary. All inter-company transactions and balances have been eliminated.

G) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2012

Note 2. Significant Accounting Policies

State Street Bank and Trust Company ("SSB"), the Portfolio's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by ts investment policies and objectives. The Portfolio may use futures contracts to gain exposure to, or hedge against changes in commodities. Upon entering into a futures contract, the Portfolio is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. At December 31, 2012, the Portfolio had the following open futures contracts:

Contract Description	Currency	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Contracts to Purchase
Energy
	USD	Apr 2013	$1,259,110	$(163,951)
	USD	May 2013	1,024,760	45,779
				$(118,172)
Contracts to Sell
Energy
	USD	Feb 2013	(1,239,870)	$46,634
	USD	Mar 2013	(1,014,970)	(47,835)
				$(1,201)
Net unrealized appreciation (depreciation)				$(119,373)

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2012

Note 2. Significant Accounting Policies

I) SWAPS — The Portfolio may enter into commodity index swaps contracts either for hedging purposes or to seek to increase total return. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Portfolio will enter into swap contracts only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The extent of the Portfolio's exposure to credit and counterparty risks is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. These risks are mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio's exposure to the counterparty. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Portfolio may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

The Portfolio records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2012

Note 2. Significant Accounting Policies

At December 31, 2012, the Portfolio had the following outstanding swap contracts:

Currency	Notional Amount	Expiration Date	Counterparty	Receive	Pay	Unrealized Appreciation/ (Depreciation)
USD	$1,913,434	12/23/13	Morgan Stanley Capital Group	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	$5,479
USD	$1,080,542	12/23/13	Morgan Stanley Capital Group	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	2,459
USD	$960,095	01/29/13	Morgan Stanley Capital Group	Fee Plus Treasury Bill Rate	Commodity Index Return[1]	332
USD	$2,356,394	10/23/13	UBS	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	5,440
USD	$1,063,351	01/29/13	CITI	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(367)
USD	$2,053,670	01/29/13	JPMorgan Chase	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(707)
USD	$5,629,218	01/29/13	Societe Generale	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(1,980)
USD	$804,732	01/29/13	Societe Generale	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(306)
USD	$9,045,861	01/29/13	Barclays	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(3,182)
USD	$4,923,431	01/29/13	Barclays	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(1,876)
USD	$20,352,771	01/29/13	Bank of America	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(7,115)
USD	$3,660,324	01/29/13	Bank of America	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(1,383)
						$(3,206)

1 The Commodity Index Return is comprised of futures contracts on physical commodities.

J) COMMODITY INDEXED STRUCTURED NOTES — The Portfolio may invest in structured notes whose value is based on the price movements of the DJ-UBS Index. The structured notes are often leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in the value of the structured notes are recorded as unrealized gains and losses

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2012

Note 2. Significant Accounting Policies

in the accompanying financial statements. Net payments are recorded as interest income. These notes are subject to prepayment, credit and interest risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss. At December 31, 2012, the value of these securities comprised 13.6% of the Portfolio's net assets and resulted in unrealized depreciation of ($1,244,292).

K) CHANGE IN ACCOUNTING POLICY — INVESTMENT IN CREDIT SUISSE CAYMAN COMMODITY FUND II, LTD. — The accompanying financial statements reflect the financial position of the Portfolio and its Subsidiary and the results of operations on a consolidated basis. Prior to December 31, 2012, the financial statements for the Portfolio reflected its wholly owned Subsidiary as a single investment. As a result of the change in accounting policy, the Portfolio consolidates the assets and liabilities as well as the operations of the wholly owned Subsidiary within its financial statements. The change in policy was implemented to provide shareholders of the Portfolio with a more accurate and transparent portrayal of the Portfolio's investment strategy, financial position and the results of its operations and more fully reflects the fact that the sole purpose of the Subsidiary is to serve as a vehicle through which the Portfolio gains additional exposure to commodities. The result of the policy change did not have an impact on total net assets of the Portfolio, but resulted in the following changes to the financial statements. As of the beginning of the Portfolio's fiscal period, the financial statement line items on the Statement of Assets and Liabilities were affected by the change as follows: Investments, at value increased $15,750,810; wholly-owned subsidiary, at value decreased $19,949,505; other assets and liabilities increased $4,198,695. Undistributed net investment income increased $386,517; undistributed net realized gain (loss) increased $2,186,601 and unrealized depreciation decreased $2,573,118. For the year ended December 31, 2012, the financial statement line items on the Statement of Operations were affected by the change as follows: Total investment income increased $42,192, expenses increased $33,723 and net investment income (loss) increased $8,469. For the year ended December 31, 2012 and 2011, the following changes were made to the Statement of Changes in Net Assets: Net investment income (loss) decreased $8,469 and $39,125, respectively; net realized gains increased $982,190 and $8,436,801, respectively, and change in net unrealized appreciation (depreciation) decreased and increased $990,659 and $8,397,676, respectively.

L) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2012

Note 2. Significant Accounting Policies

market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2012, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $11,434, of which $6,233 was rebated to borrowers (brokers). The Portfolio retained $4,470 in income from the cash collateral investment, and SSB, as lending agent, was paid $731. Securities lending income is accrued as earned.

M) OTHER — In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio's Statement of Assets and Liabilities.

N) NEW ACCOUNTING PRONOUNCEMENTS — In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2012

Note 2. Significant Accounting Policies

O) SUBSEQUENT EVENTS — In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2012, investment advisory fees earned and voluntarily waived were $518,183 and $159,411, respectively. Credit Suisse will not recapture from the Portfolio any fees it waived during the year ended December 31, 2012. Effective January 1, 2011, Credit Suisse waives fees and reimburses expenses so that the Portfolio's annual operating expenses will not exceed 1.05% of the Portfolio's average daily net assets. Fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Through April 30, 2012, Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB served as co-administrators to the Portfolio. Effective April 30, 2012, Credit Suisse replaced CSAMSI as co-administrator to the Portfolio. For their co-administrative services, CSAMSI and Credit Suisse received a fee calculated at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2012, co-administrative services fees earned by CSAMSI and Credit Suisse were $93,273.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2012, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $22,461.

In addition to serving as the Portfolio's co-administrator, through April 30, 2012, CSAMSI also served as distributor of the Portfolio's shares. Effective April 30, 2012, Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, is the distributor of the Portfolio's shares. Pursuant to distribution plans adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act, CSAMSI and CSSU received fees for their distribution services. These fees were calculated at an annual rate of 0.25% of the average daily net assets.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2012

Note 3. Transactions with Affiliates and Related Parties

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing services. For the year ended December 31, 2012, Merrill was paid $29,421 for its services by the Portfolio.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At December 31, 2012, and during the year ended December 31, 2012, the Portfolio had no borrowings outstanding under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2012, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$7,100,000	$12,529,630	$63,100,790	$53,030,882

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Shares sold	652,538	2,350,284
Shares issued in reinvestment of dividends	—	386,674
Shares redeemed	(2,774,847)	(2,078,701)
Net increase (decrease)	(2,122,309)	658,257

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2012

Note 6. Capital Share Transactions

On December 31, 2012, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
1	91%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the years ended December 31, 2012 and 2011, respectively, by the Portfolio were as follows:

Ordinary Income
2012	2011
$—	$3,160,655

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Deferral of post-October long term capital losses	$(526,887)
Accumulated realized loss	(1,206,650)
Unrealized depreciation	(1,313,535)
$(3,047,072)

At December 31, 2012, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31, 2017
$1,206,650

During the year ended December 31, 2012, the Portfolio utilized $271,476 of the capital loss carryforwards.

During the taxable year ended December 31, 2012, the Portfolio elected to defer Post October capital losses of $526,887. These losses are deemed to arise on the first day of the Portfolio's next taxable year.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2012

Note 7. Federal Income Taxes

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. It is uncertain whether the Portfolio will be able to realize the full benefits of the capital loss carryforwards before they expire.

At December 31, 2012, the cost of investments (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$100,061,246
Unrealized appreciation	$53,336
Unrealized depreciation	(1,366,871)
Net unrealized appreciation (depreciation)	$(1,313,535)

At December 31, 2012, the portfolio reclassified $443,760 from accumulated net investment loss and $1,640,040 from accumulated net realized gain to paid in capital, to adjust for current period permanent book/tax differences which arose principally from net operating losses and the Subsidiary cumulative income/loss. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust
and Shareholders of Credit Suisse Trust Commodity Return Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of Credit Suisse Trust Commodity Return Strategy Portfolio and its Subsidiary (which comprise Credit Suisse Trust, hereafter referred to as the "Trust") at December 31, 2012, the results of their operations for the year then ended and the changes in their net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and the application of alternative audit procedures where confirmations for outstanding derivative positions had not been received, provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Financial Statements, the Trust modified its basis of presentation relating to the Trust's investment in a wholly-owned subsidiary.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 20, 2013

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees (the "Board") of the Credit Suisse Trust (the "Trust") — Commodity Return Strategy Portfolio (the "Portfolio"), including all of the Trustees who are not "interested persons" of the Trust defined in the 1940 Act (the "Independent Trustees"), at a meeting held on November 12 and 13, 2012, considered the following factors:

Investment Advisory Fee Rates and Expenses

The Board reviewed and considered the contractual advisory fee rate of 0.50% for the Portfolio ("Gross Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). The Board also reviewed and considered the voluntary fee waivers currently in place for the Portfolio and considered the actual fee rate of 0.41% paid by the Portfolio after taking waivers into account ("Net Advisory Fee") for the twelve months ended September 30, 2012. The Board acknowledged that voluntary fee waivers could be discontinued at any time.

Additionally, the Board received and considered information comparing the Portfolio's Gross Advisory Fee, the combined Gross Advisory Fee and gross administration fee (together, the "Gross Management Fee"), the Gross Management Fee less waivers (the "Net Management Fee"), and the Portfolio's net total expenses with those of funds in the relevant expense group ("Expense Group") provided by an independent provider of investment company data. The Board also received and considered information comparing the Portfolio's net total expenses and Net Management Fee to the funds in the relevant Morningstar category ("Morningstar Category"). The Board was provided with a description of the methodology used to arrive at the funds included in the Expense Group and Morningstar Category.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board evaluated the ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Portfolio Performance

The Board received and considered performance results of the Portfolio over time, along with comparisons both to the Expense Group and the Morningstar Category for the Portfolio.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board also considered Credit Suisse's methodology for allocating costs to the Portfolio, recognizing that cost allocation methodologies are inherently subjective. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. Accordingly, the Board considered whether breakpoints in the Portfolio's advisory fee structure would be appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

include, among others, benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates) and the fees paid to Credit Suisse and an affiliate of Credit Suisse for co-administration and distribution services.

The Board considered the standards applied in seeking best execution and reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse as part of the annual re-approval process. The Board also reviews and assesses the quality of the services that the Portfolio receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports and Credit Suisse's compliance procedures.

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  The Gross Advisory Fee, Gross Management Fee, Net Management Fee, and the net total expenses were below the median of the Expense Group, and the Board considered the fee to be reasonable. In addition, the Trustees concluded that the advisory fees are based on services provided that will be in addition to, rather than duplicative of, the services provided under the advisory contract of any underlying fund in which the Portfolio may invest.

•  The Portfolio's performance was above the median of the Expense Group for the year-to-date period ended September 30, 2012, but was below the median for the one-, three- and five-year periods. The Portfolio outperformed its Morningstar Category average for the year-to-date and five-year period ended September 30, 2012, but underperformed the Morningstar Category average for the one- and three- year periods. Credit Suisse discussed the reasons for the Portfolio's underperformance. The Board indicated that it would continue to monitor the Portfolio's performance.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

•  The Board was satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to waive fees, Credit Suisse's profitability based on fees payable under the Advisory Agreement, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

•  In light of the information received and considered by the Board, the Portfolio's current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since Portfolio Inception	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	9

Director of Epoch Holding Corporation (an investment management and investment advisory services company); Trustee of Mirae Asset Discovery Funds (6 open-end portfolios); Director of The Adams Express Company, Petroleum and Resources Corporation, Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Director of Starcomms PLC. (telecommunications company) from 2008 to 2011

Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Audit and Nominating Committee Member	Since Portfolio Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	7

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan (aluminum production) in 2007; Member of Standard & Poor's Board of Managers (credit rating agency); Director of Miller Buckfire & Co., LLC (financial restructuring)

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees; Audit Committee Member and Nominating Committee Chairman	Since Portfolio Inception	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	9

Director of iCAD, Inc. (surgical & medical instruments & apparatus company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC. (plywood manufacturing company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company)

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**
John G. Popp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since 2010

Managing Director of Credit Suisse; Group Manager and Senior Portfolio Manager for Performing Credit Strategies; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds.

Bruce Rosenberg Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Financial Officer	Since 2012

Director and Director of Liquid Accounting of Credit Suisse; Associated with Credit Suisse since 2008; Associated with Bank of New York Mellon Alternative Investment Services from 2006 to 2008; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.
Joanne Doldo Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2013	Vice President of Credit Suisse; Associated with Credit Suisse since September 2011; Officer of other Credit Suisse Funds; Associated with Morgan Stanley Investment Management from 2002 – 2008.
Cecilia Chau Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008

Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

** The officers of the Fund shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

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P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  TRCOM-AR-1212

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2012. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2012.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended December 31, 2011 and December 31, 2012.

	2011	2012
Audit Fees	$38,250	$65,000
Audit-Related Fees(1)	$10,500	$3,600
Tax Fees(2)	$8,700	$3,000
All Other Fees	—	—
Total	$57,450	$71,600

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($10,500 for 2011 and $3,600 for 2012).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2011 and December 31, 2012.

2

	2011	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2011	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

3

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2011 and December 31, 2012:

	2011	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2011 and December 31, 2012 were $19,200 and $6,600, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

4

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)      Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)      The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)      Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE TRUST

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer
Date:	March 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer
Date:	March 4, 2013

/s/ Bruce S. Rosenberg
Name:	Bruce S. Rosenberg
Title:	Chief Financial Officer
Date:	March 4, 2013

6